UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2021

Group 1 Automotive, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-13461	76-0506313
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Gessner, Suite 500 Houston, Texas 77024		77024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 647-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GPI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

                          Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2021, the Board of Directors (the “Board”) of Group 1 Automotive, Inc., a Delaware corporation (the “Company”), appointed Steven C. Mizell to the Board, as disclosed in the Company’s Current Report on Form 8-K filed on March 5, 2021, which is incorporated herein by reference.

On May 12, 2021, Mr. Mizell was appointed by the Board to serve on the Company’s Compensation and Human Resources Committee and the Governance & Corporate Responsibility Committee.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of the Stockholders of Group 1 Automotive, Inc. was held on May 12, 2021 (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on the following three proposals and cast their votes as set forth below.

Proposal 1

The nine director nominees named in the Company’s proxy statement were elected as directors to serve until the 2022 Annual Meeting of Stockholders or until their successors are duly elected and qualified, based upon the following votes:

Nominee	For	Withheld
Carin M. Barth	15,699,449	128,560
Earl J. Hesterberg	15,817,427	10,582
Steven C. Mizell	15,724,062	103,947
Lincoln Pereira	15,813,214	14,795
Stephen D. Quinn	15,427,238	400,771
Steven P. Stanbrook	15,741,587	86,422
Charles L. Szews	15,690,168	137,841
Anne Taylor	15,374,400	453,609
MaryAnn Wright	15,674,779	153,230

Proposal 2

The compensation of the Company’s Named Executive Officers was approved, on a non-binding advisory basis, based upon the following votes:

For Against AbstainBroker Non-Votes
15,279,077531,27917,653959,885

Proposal 3

The ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 was approved, based upon the following votes:

For Against Abstain

16,772,12312,9942,777

Item 8.01 Other Events.

On May 11, 2021, the Company announced that its Board approved a cash dividend of $0.33 per share for the first quarter of 2021, payable on June 15, 2021 to stockholders of record on June 1, 2021.

A copy of the press release announcing the cash dividend is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit Number	Description
99.1	Press Release of Group 1 Automotive, Inc. dated effective May 11, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Group 1 Automotive, Inc.

Date: May 17, 2021	By:	/s/ Darryl M. Burman
Name: Darryl M. Burman
Title: Sr. Vice President